UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

HUBSPOT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36680	20-2632791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Canal Park, Cambridge, Massachusetts		02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 482-7768

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	HUBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of HubSpot, Inc. (the “Company”) is being filed for the purpose of correcting the date of earliest event reported and scrivener's errors in Item 5.02 of the Current Report on Form 8-K filed with the SEC on May 8, 2025 (the “Original Form 8-K”). No other changes have been made to the Original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2025, HubSpot, Inc. (the “Company”) issued a press release announcing its financial results and other information for the quarter and year ended March 31, 2025. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information under this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2025, Brian Halligan resigned as Executive Chairperson of the Company’s Board of Directors (the “Board”), effective as of May 8, 2025, in connection with his transition from the Executive Chairperson role to a non-executive, Class I director of the Board. Lorrie Norrington has transitioned from her role as the Company’s longstanding Lead Independent Director to the Chairperson of the Board.

Item 8.01 Other Events.

On May 6, 2025, the Company’s Board of Directors authorized a share repurchase program for the repurchase of shares of the company’s common stock, in an aggregate amount of up to $500.0 million (the “2025 Share Repurchase Program”) over a period of up to 12 months. Repurchases under this program will be made in the open market, through privately negotiated transactions or other means, including pursuant to 10b5-1 plans, and in compliance with applicable securities laws and other requirements. The timing, manner, price, and amount of the 2025 Share Repurchase Program will be subject to the discretion of the Company’s management. The 2025 Share Repurchase Program does not obligate the Company to acquire a specified number of shares, and may be suspended, modified, or terminated at any time, without prior notice.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of HubSpot, Inc. dated May 8, 2025 furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HubSpot, Inc.

May 9, 2025	By:	/s/ Kate Bueker
Name: Kate Bueker
Title: Chief Financial Officer